VOYA MUTUAL FUNDS Voya CBRE Global Infrastructure Fund (the “Fund”)
Supplement dated May 3, 2019 to the Fund’s Class A, Class C, Class I, Class T and Class W shares Statement of Additional Information dated February 28, 2019 (the “SAI”)
Effective immediately, the SAI is revised as follows:

The table in the sub-section entitled “Ownership of Securities” under the sub-section entitled “Sub-Adviser – Portfolio Manager – Voya CBRE Global Infrastructure Fund, Voya CBRE Long/Short Fund, Voya Global Real Estate Fund and Voya International Real Estate Fund,” the Ownership of Securities Table for Voya CBRE Global Infrastructure Fund is deleted and replaced with the following:

Voya CBRE Global Infrastructure Fund

Portfolio Manager	Dollar Range of Fund Shares Owned
Jeremy Anagnos, CFA	$100,001-$500,000
T. Ritson Ferguson, CFA	Over $1,000,000

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